UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21423

                                 The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2012

Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 13.7%, compared with a total return of 16.0% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 11.4%. The Fund’s NAV per share was $18.58, while the price of the publicly traded shares closed at $16.18 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Bruce N. Alpert
President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since
	1 Year	3 Year	5 Year	Inception (11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	13.69%	11.57%	1.37%	6.11%
Investment Total Return (c)	11.38	13.67	2.31	4.90
S&P 500 Index	16.00	10.87	1.66	5.48
Dow Jones Industrial Average	10.14	10.79	2.60	5.95(d)
Nasdaq Composite Index	17.60	11.28	3.77	5.84

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From November 30, 2003, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

The Gabelli Dividend & Income Trust

Financial Services	13.3%
Food and Beverage	12.7%
Energy and Utilities: Oil	9.7%
Energy and Utilities: Integrated	6.2%
Health Care	5.6%
Telecommunications	5.4%
U.S. Government Obligations	4.4%
Diversified Industrial	4.0%
Energy and Utilities: Natural Gas	4.0%
Energy and Utilities: Electric	3.7%
Retail	3.5%
Consumer Products	3.0%
Energy and Utilities: Services	2.4%
Aerospace	2.4%
Metals and Mining	1.8%
Cable and Satellite	1.8%
Specialty Chemicals	1.7%
Entertainment	1.5%
Automotive: Parts and Accessories	1.4%
Electronics	1.2%
Equipment and Supplies	1.2%

Machinery	0.9%
Business Services	0.9%
Environmental Services	0.9%
Energy and Utilities: Water	0.8%
Paper and Forest Products	0.8%
Computer Software and Services	0.8%
Transportation	0.6%
Automotive	0.6%
Hotels and Gaming	0.6%
Wireless Communications	0.5%
Consumer Services	0.4%
Energy and Utilities	0.4%
Computer Hardware	0.3%
Building and Construction	0.3%
Communications Equipment	0.2%
Agriculture	0.1%
Real Estate	0.0%
Publishing	0.0%
Broadcasting	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value

	COMMON STOCKS — 94.2%
	Aerospace — 2.3%
140,000	Exelis Inc.	$1,583,134	$1,577,800
32,000	Kaman Corp.	594,408	1,177,600
114,000	Rockwell Automation Inc.	5,083,028	9,574,860
1,344,000	Rolls-Royce Holdings plc	10,073,258	19,070,877
189,000	The Boeing Co.	12,162,263	14,243,040

		29,496,091	45,644,177

	Agriculture — 0.1%
100,000	Archer Daniels Midland Co.	2,706,857	2,739,000

	Automotive — 0.6%
265,000	Ford Motor Co.	3,768,138	3,431,750
22,000	General Motors Co.†	608,305	634,260
208,000	Navistar International Corp.†	4,964,250	4,528,160
83,000	PACCAR Inc.	3,661,107	3,752,430

		13,001,800	12,346,600

	Automotive: Parts and Accessories — 1.4%
10,000	BorgWarner Inc.†	375,305	716,200
400,000	Genuine Parts Co.	14,288,379	25,432,000
64,000	Johnson Controls Inc.	1,936,065	1,964,800

		16,599,749	28,113,000

	Building and Construction — 0.3%
97,000	Fortune Brands Home & Security Inc.†	936,983	2,834,340
106,636	Layne Christensen Co.†	2,475,112	2,588,056

		3,412,095	5,422,396

	Business Services — 0.9%
10,000	ACCO Brands Corp.†	71,222	73,400
4,000	Clear Channel Outdoor Holdings Inc., Cl. A	32,071	28,080
145,000	Diebold Inc.	4,965,348	4,438,450
94,175	Fly Leasing Ltd., ADR	1,174,441	1,160,236
108,172	Intermec Inc.†	785,628	1,066,576
23,000	Macquarie Infrastructure Co. LLC	679,859	1,047,880
19,000	MasterCard Inc., Cl. A	2,933,685	9,334,320
17,000	The Brink’s Co.	439,511	485,010
25,000	Thomson Reuters Corp.	744,543	726,500

		11,826,308	18,360,452

	Cable and Satellite — 1.8%
74,000	AMC Networks Inc., Cl. A†	1,797,056	3,663,000
391,000	Cablevision Systems Corp., Cl. A	5,816,965	5,841,540
15,000	Cogeco Inc.	296,908	509,400
38,000	Comcast Corp., Cl. A, Special	1,008,085	1,366,100
27,000	DIRECTV†	1,217,554	1,354,320
211,000	DISH Network Corp., Cl. A	4,596,441	7,680,400
53,000	EchoStar Corp., Cl. A†	1,372,506	1,813,660
62,000	Liberty Global Inc., Cl. A†	1,335,138	3,905,380

Shares		Cost	Market Value

33,000	Liberty Global Inc., Cl. C†	$730,884	$1,938,750
138,000	Rogers Communications Inc., Cl. B	1,914,902	6,281,760
7,000	Time Warner Cable Inc.	555,885	680,330

		20,642,324	35,034,640

	Communications Equipment — 0.2%
384,000	Corning Inc.	4,703,885	4,846,080

	Computer Hardware — 0.1%
2,000	Apple Inc.	1,121,426	1,066,060
10,000	SanDisk Corp.†	71,881	435,600

		1,193,307	1,501,660

	Computer Software and Services — 0.8%
14,000	Blucora Inc.†	202,611	219,940
33,000	EarthLink Inc.	242,436	213,180
4,000	eBay Inc.†	121,970	204,080
10,000	Google Inc., Cl. A†	5,312,593	7,093,700
130,000	Microsoft Corp.	3,408,051	3,474,900
22,000	RealD Inc.†	221,445	246,620
192,000	Yahoo! Inc.†	3,117,583	3,820,800

		12,626,689	15,273,220

	Consumer Products — 3.0%
15,000	Altria Group Inc.	321,235	471,300
280,000	Avon Products Inc.	6,170,287	4,020,800
40,000	Hanesbrands Inc.†	842,292	1,432,800
87,000	Harman International Industries Inc.	3,540,684	3,883,680
57,000	Kimberly-Clark Corp.	3,402,265	4,812,510
32,000	Philip Morris International Inc.	1,586,367	2,676,480
840,000	Swedish Match AB	10,724,918	28,184,495
140,000	The Procter & Gamble Co.	7,718,059	9,504,600
75,000	Tupperware Brands Corp.	3,987,543	4,807,500

		38,293,650	59,794,165

	Consumer Services — 0.4%
33,000	Liberty Interactive Corp., Cl. A†	533,710	649,440
3,053	Liberty Ventures, Cl. A†	115,294	206,871
157,500	The ADT Corp.	4,551,972	7,322,175
15,000	Westway Group Inc.†	86,460	100,050

		5,287,436	8,278,536

	Diversified Industrial — 3.5%
95,000	Bouygues SA	3,346,193	2,808,870
93,874	Eaton Corp. plc	4,872,586	5,087,971
837,000	General Electric Co.	17,608,109	17,568,630
347,000	Honeywell International Inc.	13,573,672	22,024,090
57,500	ITT Corp.	1,081,461	1,348,950
3,000	Mohawk Industries Inc.†	195,005	271,410
71,000	Owens-Illinois Inc.†	2,501,116	1,510,170

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
42,399	Pentair Ltd.	$1,354,484	$2,083,911
5,500	Sulzer AG	543,213	866,506
20,000	Texas Industries Inc.†	650,664	1,020,200
252,000	Textron Inc.	1,826,603	6,247,080
332,000	Tyco International Ltd.	7,362,067	9,711,000

		54,915,173	70,548,788

	Electronics — 1.2%
100,000	Emerson Electric Co.	5,064,449	5,296,000
604,900	Intel Corp.	12,619,640	12,479,087
105,000	TE Connectivity Ltd.	3,692,029	3,897,600
100,000	Texas Instruments Inc.	2,570,320	3,094,000

		23,946,438	24,766,687

	Energy and Utilities: Electric — 3.7%
66,000	ALLETE Inc.	2,156,244	2,704,680
137,000	American Electric Power Co. Inc.	4,290,121	5,847,160
35,000	Edison International	1,206,257	1,581,650
210,000	Electric Power Development Co. Ltd.	5,197,064	4,964,275
514,000	Great Plains Energy Inc.	13,022,014	10,439,340
207,000	Integrys Energy Group Inc.	9,981,643	10,809,540
441,230	Northeast Utilities	7,904,457	17,243,284
92,000	Pepco Holdings Inc.	1,714,044	1,804,120
162,000	Pinnacle West Capital Corp.	6,313,289	8,258,760
12,000	TECO Energy Inc.	217,503	201,120
200,000	The AES Corp.	2,471,516	2,140,000
75,000	The Southern Co.	2,167,182	3,210,750
137,000	UNS Energy Corp.	3,496,910	5,811,540

		60,138,244	75,016,219

	Energy and Utilities: Integrated — 6.2%
11,000	Alliant Energy Corp.	279,637	483,010
50,000	Avista Corp.	926,534	1,205,500
45,000	Black Hills Corp.	1,208,930	1,635,300
40,000	CH Energy Group Inc.	1,728,883	2,608,800
100,000	Chubu Electric Power Co. Inc.	2,202,465	1,327,408
330,000	CONSOL Energy Inc.	12,710,850	10,593,000
110,000	Consolidated Edison Inc.	4,447,293	6,109,400
50,000	Dominion Resources Inc.	2,110,674	2,590,000
106,020	Duke Energy Corp.	5,425,494	6,764,076
100,000	Edison SpA†(a)	220,882	66,196
60,000	Endesa SA	1,878,278	1,336,061
380,000	Enel SpA	2,214,832	1,573,970
50,000	Exelon Corp.	2,474,807	1,487,000
74,000	FirstEnergy Corp.	2,573,611	3,090,240
96,000	Hawaiian Electric Industries Inc.	2,214,783	2,413,440
400,000	Hera SpA	790,927	646,251

Shares		Cost	Market Value

100,000	Hokkaido Electric Power Co. Inc.	$1,879,938	$1,207,364
100,000	Hokuriku Electric Power Co.	1,753,499	1,179,662
70,000	Iberdrola SA, ADR	2,311,659	1,492,400
135,000	Korea Electric Power Corp., ADR†	1,905,799	1,885,950
110,000	Kyushu Electric Power Co. Inc.	2,068,254	1,248,110
54,000	MGE Energy Inc.	1,745,343	2,751,300
34,102	National Grid plc, ADR	1,544,551	1,958,819
231,000	NextEra Energy Inc.	8,628,618	15,982,890
167,000	NiSource Inc.	3,498,225	4,156,630
327,000	OGE Energy Corp.	7,860,259	18,413,370
25,000	Ormat Technologies Inc.	375,000	482,000
105,000	Public Service Enterprise Group Inc.	3,174,108	3,213,000
110,000	Shikoku Electric Power Co. Inc.	2,063,139	1,745,830
121,500	The Chugoku Electric Power Co. Inc.	2,194,052	1,897,495
45,000	The Empire District Electric Co.	971,798	917,100
100,000	The Kansai Electric Power Co. Inc.	1,936,422	1,046,921
120,000	Tohoku Electric Power Co. Inc.†	1,961,491	1,112,253
140,000	Vectren Corp.	3,933,340	4,116,000
265,000	Westar Energy Inc.	5,182,149	7,584,300
113,000	Wisconsin Energy Corp.	1,778,817	4,164,050
140,000	Xcel Energy Inc.	2,316,806	3,739,400

		102,492,147	124,224,496

	Energy and Utilities: Natural Gas — 3.9%
95,000	AGL Resources Inc.	3,798,689	3,797,150
50,000	Delta Natural Gas Co. Inc.	646,919	977,500
49,372	Energy Transfer Partners LP	2,131,248	2,119,540
160,356	GDF Suez, Strips†	0	212
17,000	Kinder Morgan Energy Partners LP	697,071	1,356,430
179,375	Kinder Morgan Inc.	5,066,248	6,337,301
433,000	National Fuel Gas Co.	13,326,010	21,948,770
325,000	ONEOK Inc.	4,155,750	13,893,750
129,600	Sempra Energy	3,899,619	9,193,824
25,000	South Jersey Industries Inc.	632,334	1,258,250
143,000	Southwest Gas Corp.	3,584,997	6,064,630
337,000	Spectra Energy Corp.	8,110,649	9,227,060
42,000	The Laclede Group Inc.	1,195,634	1,621,620

		47,245,168	77,796,037

	Energy and Utilities: Oil — 9.7%
57,000	Anadarko Petroleum Corp.	2,542,541	4,235,670
37,000	Apache Corp.	1,769,782	2,904,500
220,000	BG Group plc, ADR	1,780,065	3,676,200

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
182,000	BP plc, ADR	$8,040,307	$7,578,480
69,000	Chesapeake Energy Corp.	1,382,910	1,146,780
196,000	Chevron Corp.	11,890,145	21,195,440
320,700	ConocoPhillips	13,473,815	18,597,393
70,000	Devon Energy Corp.	3,321,344	3,642,800
140,000	Eni SpA, ADR	5,193,120	6,879,600
205,000	Exxon Mobil Corp.	9,587,886	17,742,750
45,000	Hess Corp.	1,624,890	2,383,200
410,400	Marathon Oil Corp.	8,891,563	12,582,864
207,700	Marathon Petroleum Corp.	6,002,145	13,085,100
111,300	Murphy Oil Corp.	5,856,252	6,627,915
223,100	Occidental Petroleum Corp.	8,521,379	17,091,691
200	PetroChina Co. Ltd., ADR	12,118	28,756
28,000	Petroleo Brasileiro SA, ADR	665,452	545,160
215,850	Phillips 66	6,124,270	11,461,635
220,000	Repsol SA, ADR	4,579,194	4,598,000
220,000	Royal Dutch Shell plc, Cl. A, ADR	11,028,128	15,169,000
640,100	Statoil ASA, ADR	9,846,057	16,028,104
155,000	Total SA, ADR	6,903,445	8,061,550

		129,036,808	195,262,588

	Energy and Utilities: Services — 2.4%
185,000	ABB Ltd., ADR	2,017,405	3,846,150
74,000	Cameron International Corp.†	1,023,208	4,178,040
83,000	Diamond Offshore Drilling Inc.	4,611,338	5,640,680
398,600	Halliburton Co.	10,243,770	13,827,434
10,000	Noble Corp.	254,820	348,200
36,000	Oceaneering International Inc.	856,421	1,936,440
76,000	Rowan Companies plc, Cl. A†	2,738,432	2,376,520
115,000	Schlumberger Ltd.	3,860,342	7,968,350
25,000	Transocean Ltd.†	1,636,842	1,116,250
669,000	Weatherford International Ltd.†	11,681,737	7,486,110

		38,924,315	48,724,174

	Energy and Utilities: Water — 0.8%
11,000	American States Water Co.	273,608	527,780
298,000	American Water Works Co. Inc.	6,378,821	11,064,740
73,000	Aqua America Inc.	1,221,568	1,855,660
90,000	SJW Corp.	1,564,611	2,394,000
12,000	The York Water Co.	156,854	210,840
15,000	United Utilities Group plc, ADR	411,092	331,050

		10,006,554	16,384,070

	Entertainment — 1.5%
2,000	Liberty Media Corp. - Liberty Capital, Cl. A†	165,490	232,020

Shares		Cost	Market Value

60,000	Take-Two Interactive Software Inc.†	$779,076	$660,600
90,000	The Madison Square Garden Co., Cl. A†	1,662,598	3,991,500
285,000	Time Warner Inc.	9,047,504	13,631,550
124,000	Viacom Inc., Cl. B	6,027,744	6,539,760
175,000	Vivendi SA	4,737,551	3,915,325

		22,419,963	28,970,755

	Environmental Services — 0.9%
143,200	Progressive Waste Solutions Ltd.	2,988,260	3,093,120
145,000	Republic Services Inc.	4,084,306	4,252,850
20,000	Veolia Environnement SA	252,628	241,684
5,000	Waste Connections Inc.	156,670	168,950
310,000	Waste Management Inc.	10,963,956	10,459,400

		18,445,820	18,216,004

	Equipment and Supplies — 1.2%
99,000	CIRCOR International Inc.	1,898,525	3,919,410
35,961	Graco Inc.	1,762,606	1,851,632
56,000	Lufkin Industries Inc.	636,561	3,255,280
70,000	Mueller Industries Inc.	2,800,854	3,502,100
610,000	RPC Inc.	1,209,264	7,466,400
14,000	Sealed Air Corp.	199,219	245,140
90,000	Tenaris SA, ADR	3,956,971	3,772,800

		12,464,000	24,012,762

	Financial Services — 13.3%
104,000	Aflac Inc.	5,413,635	5,524,480
70,000	AllianceBernstein Holding LP	1,372,969	1,220,100
447,200	American Express Co.	19,291,423	25,705,056
655,000	American International Group Inc.†	21,193,725	23,121,500
310,000	Bank of America Corp.	2,043,743	3,596,000
41,000	BlackRock Inc.	5,006,758	8,475,110
150,770	Citigroup Inc.	5,366,389	5,964,461
90,000	CME Group Inc.	5,880,543	4,563,900
230,000	Discover Financial Services	3,806,660	8,866,500
101,200	Fidelity National Financial Inc., Cl. A	1,875,375	2,383,260
1,000	Fidelity National Information Services Inc.	27,112	34,810
240,000	First Niagara Financial Group Inc.	3,123,854	1,903,200
125,000	H&R Block Inc.	2,007,594	2,321,250
20,000	Hartford Financial Services Group Inc.	392,600	448,800
50,000	HSBC Holdings plc, ADR	2,949,940	2,653,500
210,000	Invesco Ltd.	5,026,220	5,478,900
566,000	JPMorgan Chase & Co.	20,003,224	24,887,020
175,000	KKR Financial Holdings LLC	1,599,859	1,848,000
394,000	Legg Mason Inc.	10,146,951	10,133,680

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
45,000	M&T Bank Corp.	$2,949,073	$4,431,150
28,000	Moody’s Corp.	873,499	1,408,960
295,000	Morgan Stanley	6,149,574	5,640,400
36,000	National Australia Bank Ltd., ADR	854,233	948,960
170,000	New York Community Bancorp Inc.	2,844,696	2,227,000
109,000	Northern Trust Corp.	5,042,673	5,467,440
267,000	PNC Financial Services Group Inc.	14,219,549	15,568,770
240,000	SLM Corp.	3,784,343	4,111,200
200,000	State Street Corp.	7,702,602	9,402,000
150,000	T. Rowe Price Group Inc.	6,499,803	9,769,500
724,000	The Bank of New York Mellon Corp.	20,860,966	18,606,800
138,000	The Travelers Companies Inc.	4,875,714	9,911,160
130,000	U.S. Bancorp	3,910,683	4,152,200
359,000	Waddell & Reed Financial Inc., Cl. A	7,807,829	12,500,380
624,500	Wells Fargo & Co.	18,631,210	21,345,410
15,000	Willis Group Holdings plc	433,200	502,950
34,000	WR Berkley Corp.	1,257,146	1,283,160

		225,225,367	266,406,967

	Food and Beverage — 12.7%
126,000	Beam Inc.	4,824,172	7,697,340
100,000	Campbell Soup Co.	3,149,531	3,489,000
500,000	China Mengniu Dairy Co. Ltd.	1,245,706	1,419,199
135,000	ConAgra Foods Inc.	3,013,018	3,982,500
60,000	Constellation Brands Inc., Cl. A†	870,867	2,123,400
300,082	Danone SA	15,096,110	19,767,149
1,600,000	Davide Campari - Milano SpA	8,168,362	12,249,208
1,075,000	DE Master Blenders 1753 NV†	11,752,556	12,371,865
10,000	Diageo plc, ADR	908,150	1,165,800
274,000	Dr Pepper Snapple Group Inc.	6,396,777	12,105,320
574,000	General Mills Inc.	14,633,239	23,195,340
18,000	Heineken Holding NV	747,987	984,464
274,000	Hillshire Brands Co.	7,164,907	7,710,360
265,000	ITO EN Ltd.	5,840,946	4,863,508
45,000	Kellogg Co.	2,317,413	2,513,250
375,000	Kikkoman Corp.	4,483,113	5,324,061
256,666	Kraft Foods Group Inc.	8,189,962	11,670,603
64,000	Molson Coors Brewing Co., Cl. B	3,097,971	2,738,560
792,000	Mondelez International Inc., Cl. A	15,839,280	20,172,240
150,000	Morinaga Milk Industry Co. Ltd.	588,860	477,867
13,000	Nestlé SA	753,053	847,100

Shares		Cost	Market Value

2,000	Nestlé SA, ADR	$111,522	$130,340
168,000	NISSIN FOODS HOLDINGS CO. LTD.	5,735,429	6,350,782
1,610,000	Parmalat SpA	4,833,361	3,740,232
339,450	Parmalat SpA, GDR(a)(b)(c)	981,615	787,660
206,000	PepsiCo Inc.	13,169,853	14,096,580
62,000	Pernod-Ricard SA	5,311,274	7,155,861
172,000	Ralcorp Holdings Inc.†	14,783,920	15,419,800
19,319	Remy Cointreau SA	936,144	2,109,637
693,000	The Coca-Cola Co.	16,001,506	25,121,250
80,000	The Hershey Co.	2,929,042	5,777,600
30,000	Unilever plc, ADR	960,480	1,161,600
355,000	Yakult Honsha Co. Ltd.	9,269,717	15,468,633

		194,105,843	254,188,109

	Health Care — 5.6%
20,000	3SBio Inc., ADR†	260,100	272,800
144,000	Abbott Laboratories	7,470,310	9,432,000
15,000	AmerisourceBergen Corp.	568,063	647,700
236,000	Bristol-Myers Squibb Co.	6,177,273	7,691,240
20,000	Chemed Corp.	1,223,958	1,371,800
10,000	Cigna Corp.	529,926	534,600
30,000	Coventry Health Care Inc.	1,248,900	1,344,900
261,000	Covidien plc	12,789,505	15,070,140
100,000	Eli Lilly & Co.	4,323,602	4,932,000
15,000	Endo Health Solutions Inc.†	513,880	394,050
30,000	Express Scripts Holding Co.†	1,615,049	1,620,000
10,000	Humana Inc.	662,298	686,300
99,000	Johnson & Johnson	6,445,833	6,939,900
13,500	Laboratory Corp. of America Holdings†	1,184,428	1,169,370
15,000	McKesson Corp.	1,322,899	1,454,400
43,000	Mead Johnson Nutrition Co.	2,016,514	2,833,270
215,000	Merck & Co. Inc.	7,158,515	8,802,100
40,000	Mylan Inc.†	896,228	1,099,200
25,000	Orthofix International NV†	920,645	983,250
112,500	Owens & Minor Inc.	2,399,108	3,207,375
75,000	Patterson Companies Inc.	2,550,810	2,567,250
772,000	Pfizer Inc.	14,545,587	19,361,760
70,000	Rochester Medical Corp.†	707,151	705,600
75,000	Sanofi, ADR	2,849,575	3,553,500
55,000	St. Jude Medical Inc.	1,995,562	1,987,700
20,000	Stryker Corp.	1,063,765	1,096,400
120,000	Sunrise Senior Living Inc.†	1,713,600	1,725,600
25,000	Tenet Healthcare Corp.†	529,000	811,750
43,500	UnitedHealth Group Inc.	2,207,054	2,359,440
71,000	Watson Pharmaceuticals Inc.†	2,865,585	6,106,000
10,000	Zimmer Holdings Inc.	632,385	666,600

		91,387,108	111,427,995

	Hotels and Gaming — 0.6%
19,000	Accor SA	654,124	669,489

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
120,000	Boyd Gaming Corp.†	$805,607	$796,800
800,000	Ladbrokes plc	7,280,309	2,577,040
150,000	Las Vegas Sands Corp.	3,851,520	6,924,000
10,000	Wynn Resorts Ltd.	1,004,297	1,124,900

		13,595,857	12,092,229

	Machinery — 0.9%
160,000	CNH Global NV	3,423,463	6,446,400
90,500	Deere & Co.	5,168,640	7,821,010
159,000	Xylem Inc.	4,186,596	4,308,900

		12,778,699	18,576,310

	Metals and Mining — 1.8%
64,000	Agnico-Eagle Mines Ltd.	2,501,525	3,357,440
210,000	Alcoa Inc.	2,641,315	1,822,800
20,000	Alliance Holdings GP LP	461,803	951,600
8,000	BHP Billiton Ltd., ADR	217,549	627,520
400,000	Freeport-McMoRan Copper & Gold Inc.	9,508,533	13,680,000
306,000	Newmont Mining Corp.	16,240,456	14,210,640
25,000	Peabody Energy Corp.	404,351	665,250

		31,975,532	35,315,250

	Paper and Forest Products — 0.8%
389,000	International Paper Co.	11,846,046	15,497,760

	Publishing — 0.0%
16,000	News Corp., Cl. B	305,065	419,840

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	186,196	659,700

	Retail — 3.5%
5,000	Barnes & Noble Inc.†	72,650	75,450
9,000	Coinstar Inc.†	428,180	468,090
346,000	CVS Caremark Corp.	11,799,251	16,729,100
142,000	Ingles Markets Inc., Cl. A	1,615,209	2,450,920
207,000	Lowe’s Companies Inc.	5,050,173	7,352,640
105,000	Macy’s Inc.	1,203,699	4,097,100
70,000	Rush Enterprises Inc., Cl. B†	1,042,471	1,211,700
355,000	Safeway Inc.	7,506,705	6,421,950
275,000	Sally Beauty Holdings Inc.†	3,417,503	6,481,750
60,000	Seven & i Holdings Co. Ltd.	1,747,451	1,687,771
73,000	The Home Depot Inc.	2,703,984	4,515,050
249,000	Walgreen Co.	8,980,407	9,215,490
30,000	Wal-Mart Stores Inc.	1,472,276	2,046,900
73,000	Whole Foods Market Inc.	2,286,015	6,667,090

		49,325,974	69,421,001

	Specialty Chemicals — 1.7%
71,000	Air Products & Chemicals Inc.	6,096,250	5,965,420
54,000	Airgas Inc.	3,567,522	4,929,660

Shares		Cost	Market Value

77,000	Ashland Inc.	$2,219,630	$6,191,570
192,099	E. I. du Pont de Nemours and Co.	8,730,375	8,638,692
457,500	Ferro Corp.†	3,622,813	1,912,350
95,000	Olin Corp.	1,739,175	2,051,050
124,000	The Dow Chemical Co.	4,778,495	4,007,680

		30,754,260	33,696,422

	Telecommunications — 5.3%
482,000	AT&T Inc.	13,218,941	16,248,220
235,000	BCE Inc.	5,819,661	10,090,900
40,000	Belgacom SA	1,264,605	1,172,386
40,000	Bell Aliant Inc.(c)	1,082,414	1,059,320
540,000	Deutsche Telekom AG, ADR	9,296,423	6,135,480
50,000	France Telecom SA, ADR	1,066,613	552,500
195,000	Hellenic Telecommunications Organization SA, ADR†	1,323,723	668,460
38,500	Loral Space & Communications Inc.	1,604,747	2,104,410
160,000	Portugal Telecom SGPS SA	1,842,783	791,763
1,100,000	Sprint Nextel Corp.†	3,855,201	6,237,000
46,184	Telefonica SA, ADR	655,066	623,022
165,000	Telekom Austria AG	2,006,560	1,250,132
25,000	Telenet Group Holding NV	1,137,288	1,176,412
133,870	Telephone & Data Systems Inc.	4,129,609	2,963,882
110,000	Telstra Corp. Ltd., ADR	2,014,389	2,502,500
70,000	TELUS Corp., Non-Voting, Cl. A	1,453,591	4,559,800
881,000	Verizon Communications Inc.	30,285,003	38,120,870
40,000	VimpelCom Ltd., ADR	230,241	419,600
376,000	Vodafone Group plc, ADR	10,025,792	9,471,440

		92,312,650	106,148,097

	Transportation — 0.6%
248,000	GATX Corp.	7,427,458	10,738,400
19,200	Kansas City Southern	322,362	1,602,816

		7,749,820	12,341,216

	Wireless Communications — 0.5%
76,779	Crown Castle International Corp.†	2,444,821	5,540,373
127,000	United States Cellular Corp.†	5,635,396	4,475,480

		8,080,217	10,015,853

	TOTAL COMMON STOCKS	1,449,453,455	1,887,483,255

	CONVERTIBLE PREFERRED STOCKS — 0.5%
	Broadcasting — 0.0%
12,588	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A †	453,121	133,622

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value

	CONVERTIBLE PREFERRED STOCKS (Continued)
	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd. †(a)	$6,210	$0

	Energy and Utilities — 0.4%
128,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	4,617,789	7,065,600

	Financial Services — 0.0%
1,500	Doral Financial Corp., 4.750% Cv. Pfd. †(a)	202,379	128,250

	Telecommunications — 0.1%
54,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	2,030,988	2,351,700

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (a)	199,475	324,750

	TOTAL CONVERTIBLE PREFERRED STOCKS	7,509,962	10,003,922

	PREFERRED STOCKS — 0.0%
	Health Care — 0.0%
35,000	The Phoenix Companies Inc., 7.450% Pfd.	750,523	751,800

	RIGHTS — 0.0%
	Health Care — 0.0%
130,000	Sanofi, CVR, expire 12/31/20†	212,761	221,650

	WARRANTS — 0.1%
	Energy and Utilities: Natural Gas — 0.1%
312,800	Kinder Morgan Inc., expire 05/25/17†	532,926	1,182,384

	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15†(a)(b)(c)	0	140

	TOTAL WARRANTS	532,926	1,182,524

Principal Amount

	CORPORATE BONDS — 0.8%
	Aerospace — 0.1%
$1,500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	1,358,681	1,848,750

	Computer Hardware — 0.2%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,931,120	3,970,000

Principal Amount		Cost	Market Value

	Diversified Industrial — 0.5%
$8,800,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(c)	$8,800,000	$9,383,000

	Financial Services — 0.0%
500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	497,565	521,875

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., 3.250%, 05/15/24†(a)	422,927	72,563

	TOTAL CORPORATE BONDS	15,010,293	15,796,188

	U.S. GOVERNMENT OBLIGATIONS — 4.4%
88,976,000	U.S. Treasury Bills, 0.070% to 0.150%††, 01/10/13 to 06/27/13	88,941,527	88,947,966

TOTAL INVESTMENTS — 100.0%		$1,562,411,447	2,004,387,305

Other Assets and Liabilities (Net)			(6,330,283)

PREFERRED STOCK
(5,603,095 preferred shares outstanding)			(459,257,875)

NET ASSETS — COMMON STOCK
(82,827,719 common shares outstanding)			$1,538,799,147

NET ASSET VALUE PER COMMON SHARE
($1,538,799,147 ÷ 82,827,719 shares outstanding)			$18.58

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $1,379,559 or 0.07% of total investments.

(b)	Illiquid security.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $11,230,120 or 0.56% of total investments. Except as noted in (b), these securities are liquid.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
GDR	Global Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2012

Geographic Diversification	% of Market Value	Market Value
North America	83.2%	$1,667,934,521
Europe	13.8	277,336,750
Japan	2.5	49,901,939
Asia/Pacific	0.4	7,685,685
Latin America	0.1	1,528,410
Total Investments	100.0%	$2,004,387,305

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $1,562,411,447)	$2,004,387,305
Foreign currency, at value (cost $11)	11
Cash	152,368
Receivable for investments sold	295,833
Dividends and interest receivable	2,830,973
Deferred offering expense	126,953
Prepaid expenses	45,815

Total Assets	2,007,839,258

Liabilities:
Distributions payable	229,377
Payable for investments purchased	316,478
Payable for investment advisory fees	5,885,943
Payable for payroll expenses	76,222
Payable for accounting fees	3,750
Payable for auction agent fees	2,840,609
Other accrued expenses	429,857

Total Liabilities	9,782,236

Preferred Shares:
Series A Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D Cumulative Preferred Shares (6.000%, $25 liquidation value, $0.001 par value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E Cumulative Preferred Shares (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000

Total Preferred Shares	459,257,875

Net Assets Attributable to Common Shareholders	$1,538,799,147

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,218,234,062
Accumulated net investment income	2,407,748
Accumulated net realized loss on investments and foreign currency transactions	(123,808,642)
Net unrealized appreciation on investments	441,975,858
Net unrealized depreciation on foreign currency translations	(9,879)

Net Assets	$1,538,799,147

Net Asset Value per Common Share:

($1,538,799,147 ÷ 82,827,719 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$18.58

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $1,365,207)	$59,493,418
Interest	784,081

Total Investment Income	60,277,499

Expenses:
Investment advisory fees	19,522,558
Shareholder communications expenses	475,180
Custodian fees	265,466
Trustees’ fees	252,109
Payroll expenses	189,746
Accounting fees	45,000
Shareholder services fees	43,256
Legal and audit fees	34,750
Interest expense	160
Miscellaneous expenses	279,174

Total Expenses	21,107,399

Less:
Custodian fee credits	(390)

Net Expenses	21,107,009

Net Investment Income	39,170,490

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	32,973,083
Net realized loss on foreign currency transactions	(16,379)

Net realized gain on investments and foreign currency transactions	32,956,704

Net change in unrealized appreciation/depreciation:
on investments	132,463,587
on foreign currency translations	(4,612)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	132,458,975

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	165,415,679

Net Increase in Net Assets Resulting from Operations	204,586,169

Total Distributions to Preferred Shareholders	(14,087,872)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$190,498,297

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$39,170,490	$31,195,505
Net realized gain on investments and foreign currency transactions	32,956,704	18,837,416
Net change in unrealized appreciation on investments and foreign currency translations	132,458,975	4,103,443

Net Increase in Net Assets Resulting from Operations	204,586,169	54,136,364

Distributions to Preferred Shareholders:
Net investment income	(7,707,693)	(8,906,023)
Net realized capital gain	(6,380,179)	(4,385,498)

Total Distributions to Preferred Shareholders	(14,087,872)	(13,291,521)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	190,498,297	40,844,843

Distributions to Common Shareholders:
Net investment Income	(30,945,264)	(22,774,141)
Net realized capital gain	(25,615,493)	(11,214,430)
Return of capital	(22,977,769)	(40,685,063)

Total Distributions to Common Shareholders	(79,538,526)	(74,673,634)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,559,494)	(1,943,897)
Recapture of gain on sale of Fund shares	2,349	—

Net Decrease in Net Assets from Fund Share Transactions	(1,557,145)	(1,943,897)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	109,402,626	(35,772,688)

Net Assets Attributable to Common Shareholders:
Beginning of period	1,429,396,521	1,465,169,209

End of period (including undistributed net investment income of $2,407,748 and $1,793,871, respectively)	$1,538,799,147	$1,429,396,521

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$17.24	$17.64	$15.58	$12.68	$23.57

Net investment income	0.47	0.38	0.34	0.41	0.55
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	2.00	0.28	2.63	3.64	(9.92)

Total from investment operations	2.47	0.66	2.97	4.05	(9.37)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.09)	(0.11)	(0.16)	(0.16)	(0.27)
Net realized gain	(0.08)	(0.05)	—	—	(0.00	)(b)

Total distributions to preferred shareholders	(0.17)	(0.16)	(0.16)	(0.16)	(0.27)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2.30	0.50	2.81	3.89	(9.64)

Distributions to Common Shareholders:
Net investment income	(0.37)	(0.27)	(0.16)	(0.21)	(0.29)
Net realized gain on investments	(0.31)	(0.14)	—	—	(0.00	)(b)
Return of capital	(0.28)	(0.49)	(0.60)	(0.78)	(0.99)

Total distributions to common shareholders	(0.96)	(0.90)	(0.76)	(0.99)	(1.28)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.01
Increase in net asset value from repurchase of preferred shares	—	—	—	0.00 (b)	0.02

Total from fund share transactions	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.03

Net Asset Value Attributable to Common Shareholders, End of Period	$18.58	$17.24	$17.64	$15.58	$12.68

NAV total return †	14.40%	3.61%	19.73%	35.49%	(41.27)%

Market value, end of period	$16.18	$15.42	$15.36	$13.11	$10.30

Investment total return ††	11.38%	6.42%	23.90%	40.35%	(45.63)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,998,057	$1,888,654	$1,924,427	$1,759,526	$1,521,400
Net assets attributable to common shares, end of period (in 000’s)	$1,538,799	$1,429,397	$1,465,169	$1,300,268	$1,059,276
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.62%	2.12%	2.18%	3.18%	2.94%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.41%	1.50%	1.53%	1.66%	1.48%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.41%	1.40%	1.53%	1.66%	1.17%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.08%	1.14%	1.14%	1.16%	1.13%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.08%	1.07%	1.14%	1.16%	0.89%
Portfolio turnover rate	14.5%	15.0%	19.0%	13.3%	32.0%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
5.875% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$76,200	$76,200	$76,201	$76,201	$78,211
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,128
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.72	$25.30	$24.98	$23.34	$22.25
Asset coverage per share	$108.77	$102.81	$104.76	$95.78	$82.30
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$108,766	$102,810	$104,757	$95,781	$82,305
Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$108,766	$102,810	$104,757	$95,781	$82,305
6.000% Series D Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$63,557	$63,557	$63,557	$63,557	$64,413
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,542	2,577
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$26.79	$26.09	$25.52	$24.44	$23.99
Asset coverage per share	$108.77	$102.81	$104.76	$95.78	$82.30
Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$121,500	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$108,766	$102,810	$104,757	$95,781	$82,305
Asset Coverage (e)	435%	411%	419%	383%	329%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(e)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities: Integrated	$ 124,158,300	—	$ 66,196	$ 124,224,496
Food and Beverage	253,400,449	$ 787,660	—	254,188,109
Other Industries(a)	1,509,070,650	—	—	1,509,070,650

Total Common Stocks	1,886,629,399	787,660	66,196	1,887,483,255

Preferred Stocks(a)	751,800	—	—	751,800
Convertible Preferred Stocks:
Building and Construction	—	—	0	0
Financial Services	—	128,250	—	128,250
Transportation	—	324,750	—	324,750
Other Industries (a)	9,550,922	—	—	9,550,922

Total Convertible Preferred Stocks	9,550,922	453,000	0	10,003,922

Rights(a)	221,650	—	—	221,650
Warrants(a)	1,182,384	—	140	1,182,524
Corporate Bonds	—	15,723,625	72,563	15,796,188
U.S. Government Obligations	—	88,947,966	—	88,947,966

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,898,336,155	$105,912,251	$138,899	$2,004,387,305

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses, adjustments on sale of hybrid securities, reclassifications on defaulted income, distribution reclassification, and taxable distributions in excess of book income. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to increase accumulated net investment income by $96,344 and decrease accumulated net realized loss on investments and foreign currency translations by $31,776,720, with an offsetting adjustment to paid-in capital.

Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

to the maximum federal income tax rate and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (“Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$56,560,757	$14,087,872	$33,988,571	$13,291,521
Return of capital	22,977,769	—	40,685,063	—

Total distributions paid	$79,538,526	$14,087,872	$74,673,634	$13,291,521

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(104,180,149)
Net unrealized appreciation on investments and foreign currency translations	424,845,172
Qualified late year loss deferral*	(99,938)

Total	$320,565,085

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2012, the Fund elected to defer $99,938 of late year losses.

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Capital Loss Carryforward Available through 2017	$78,933,099
Capital Loss Carryforward Available through 2018	25,247,050

Total Capital Loss Carryforwards	$104,180,149

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $32,108,791.

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,579,532,255	$499,882,819	$(75,027,769)	$424,855,050

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of the outstanding Preferred Shares. Thus, advisory fees were accrued on these assets.

During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $217,822 to Gabelli & Company, Inc., an affiliate of the Adviser.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2012 the Fund paid or accrued $189,746 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $268,117,615 and $295,566,532, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2012, the Fund repurchased and retired 97,670 shares of beneficial interest in the open market at a cost of $1,559,494 and an average discount of approximately 10.14% from its NAV.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(97,670)	$(1,559,494)	(124,248)	$(1,943,897)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series D, and Series E Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares or notes was declared effective by the SEC on July 28, 2011.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days is expected to vary with short-term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150%, 150%, and 250%, respectively, of the seven day Telerate/British Bankers Association LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series B, Series C, and Series E Preferred Shares during the year ended December 31, 2012.

At December 31, 2012, the Fund may redeem in whole or in part the 5.875% Series A and 6.000% Series D Preferred Shares at the redemption price at any time. The Board has authorized the repurchase of Series A and Series D Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2012, the Fund did not repurchase any shares of Series A or Series D Preferred Shares.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2012	Net Proceeds	2012 Dividend Rate Range	Dividend Rate at 12/31/2012	Accrued Dividend at 12/31/2012

A 5.875%	October 12, 2004	3,200,000	3,048,019	$ 77,280,971	Fixed Rate	5.875%	$74,613
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	1.438% to 1.700%	1.692%	25,380
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	1.438% to 1.700%	1.700%	20,400
D 6.000%	November 3, 2005	2,600,000	2,542,296	62,617,239	Fixed Rate	6.000%	63,557
E Auction Rate	November 3, 2005	5,400	4,860	133,379	1.688% to 2.700%	2.692%	45,427

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent event requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 70	Since 2003*	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Salvatore M. Salibello Trustee Age: 67	Since 2003***	3	Certified Public Accountant and Former Managing Partner of the public accounting firm Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP since 2012	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

Edward T. Tokar Trustee Age: 65	Since 2003***	2	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007; Director of Teton Advisors, Inc. (financial services) (2008-2010)

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 77	Since 2003**	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 2003***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 72	Since 2003*	5	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 73	Since 2003**	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 63	Since 2003*	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 78	Since 2003**	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 67	Since 2003**	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President and Ombudsman Age: 46	Since 2003	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President and Ombudsman Age: 36	Since 2011	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

David I. Schachter Vice President Age: 59	Since 2011	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli & Company Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	–	Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	–	Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	–	Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Salibello and Mr. Tokar are “interested person” as a result of a family member’s affiliation with Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share(a)	Ordinary Investment Income(a)	Long-Term Capital Gains	Return of Capital(b)	Dividend Reinvestment Price
Common Shares
01/24/12	01/17/12	$0.08000	$0.05685	—	$0.02315	$15.89930
02/22/12	02/14/12	0.08000	0.05685	—	0.02315	16.16970
03/23/12	03/16/12	0.08000	0.05685	—	0.02315	16.45680
04/23/12	04/16/12	0.08000	0.05685	—	0.02315	16.18080
05/23/12	05/16/12	0.08000	0.05685	—	0.02315	14.96470
06/22/12	06/15/12	0.08000	0.05685	—	0.02315	15.11790
07/24/12	07/17/12	0.08000	0.05685	—	0.02315	15.93270
08/24/12	08/17/12	0.08000	0.05685	—	0.02315	16.17670
09/21/12	09/14/12	0.08000	0.05685	—	0.02315	16.95580
10/24/12	10/17/12	0.08000	0.05685	—	0.02315	16.64620
11/23/12	11/15/12	0.08000	0.05685	—	0.02315	15.99590
12/20/12	12/14/12	0.08000	0.05685	—	0.02315	16.28090

		$0.96000	$0.68220	—	$0.27780
5.875% Series A Cumulative Preferred Shares

03/26/12	03/19/12	$0.36719	$0.36719	—
06/26/12	06/19/12	0.36719	0.36719	—
09/26/12	09/19/12	0.36719	0.36719	—
12/26/12	12/18/12	0.36719	0.36719	—

		$1.46875	$1.46875	—
6.000% Series D Cumulative Preferred Shares

03/26/12	03/19/12	$0.37500	$0.37500	—
06/26/12	06/19/12	0.37500	0.37500	—
09/26/12	09/19/12	0.37500	0.37500	—
12/26/12	12/18/12	0.37500	0.37500	—

		$1.50000	$1.50000	—

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. There were no 2012 distributions derived from long-term capital gains for the Series B, Series C, or Series E Auction Preferred Shares.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2012 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2012.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2012, the Fund paid to common, 5.875% Series A, and 6.00% Series D Cumulative Preferred shareholders ordinary income dividends of $0.68220, $1.46875, and $1.50000 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $401.34, $393.14, and $543.78 per share, respectively. For the year ended December 31, 2012, 66.81% of the ordinary dividend qualified for the dividends received deduction available to corporations, 85.05% of the ordinary income distribution was deemed qualified dividend income, and 0.69% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2012 derived from U.S. Treasury securities was 0.16%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Treasury securities held as of December 31, 2012 was 4.45%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2012

Historical Distribution Summary

	Investment Income(c)	Short-Term Capital Gains(c)	Long-Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2012	$ 0.37632	$ 0.30588	—	$0.27780	$ 0.96000	$0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
2008	0.27910	—	$ 0.00250	0.99840	1.28000	0.99840
2007	0.50910	0.23480	0.91610	—	1.66000	—
2006	0.60798	0.24082	0.69120	—	1.54000	—
2005	0.45996	0.08568	0.65436	—	1.20000	—
2004	0.40005	0.10023	0.13893	0.56079	1.20000	0.56079
5.875% Series A Cumulative Preferred Shares
2012	$ 0.81025	$ 0.65850	—	—	$ 1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
2008	1.46583	—	$ 0.00292	—	1.46875	—
2007	0.45059	0.20776	0.81040	—	1.46875	—
2006	0.57983	0.22967	0.65925	—	1.46875	—
2005	0.56290	0.10493	0.80092	—	1.46875	—
2004	0.19150	0.04798	0.06651	—	0.30599	—
6.000% Series D Cumulative Preferred Shares
2012	$ 0.82760	$ 0.67240	—	—	$ 1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.49700	—	$ 0.00300	—	1.50000	—
2007	0.46020	0.21220	0.82760	—	1.50000	—
2006	0.59215	0.23457	0.67328	—	1.50000	—
2005	0.08620	0.01610	0.12270	—	0.22500	—
Auction Market/Rate Cumulative Preferred Shares
2012 Class B Shares	$ 221.40190	$179.93810	—	—	$ 401.34000	—
2012 Class C Shares	216.87831	176.26169	—	—	393.14000	—
2012 Class E Shares	299.97988	243.80012	—	—	543.78000	—
2011 Class B Shares	243.86841	122.29159	—	—	366.16000	—
2011 Class C Shares	243.76851	122.24149	—	—	366.01000	—
2011 Class E Shares	285.90068	143.36932	—	—	429.27000	—
2010 Class B Shares	381.65000	—	—	—	381.65000	—
2010 Class C Shares	381.65000	—	—	—	381.65000	—
2010 Class E Shares	444.84000	—	—	—	444.84000	—
2009 Class B Shares	388.12000	—	—	—	388.12000	—
2009 Class C Shares	388.02000	—	—	—	388.02000	—
2009 Class E Shares	451.10000	—	—	—	451.10000	—
2008 Class B Shares	944.35220	—	$ 1.87780	—	946.23000	—
2008 Class C Shares	966.50741	—	1.92259	—	968.43000	—
2008 Class E Shares	1044.21367	—	2.07633	—	1046.29000	—
2007 Class B Shares	414.02782	190.66719	743.74499	—	1348.44000	—
2007 Class C Shares	409.97064	188.64406	735.87530	—	1334.49000	—
2007 Class E Shares	407.63287	187.65002	731.97711	—	1327.26000	—
2006 Class B Shares	484.90820	192.07260	551.32920	—	1228.31000	—
2006 Class C Shares	484.32800	191.84250	550.66950	—	1226.84000	—
2006 Class E Shares	483.94880	191.69260	550.23860	—	1225.88000	—
2005 Class B Shares	320.22640	59.69220	455.63150	—	835.55000	—
2005 Class C Shares	324.19300	60.43160	461.27540	—	845.90000	—
2005 Class E Shares	67.54440	12.59070	96.10490	—	176.24000	—
2004 Class B Shares	68.71140	17.21520	23.86340	—	109.80000	—
2004 Class C Shares	70.77030	17.73100	24.57840	—	113.10000	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI DIVIDEND & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Dividend & Income Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center,

Rye, NY 10580-1422

Investment Objective:

The Gabelli Dividend & Income Trust is a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek a high level of total return with an emphasis on dividends and income. In making stock selections, the Fund’s investment adviser looks for securities that have a superior yield, as well as capital gains potential.

Stock Exchange Listing

	Common	Series A Preferred	Series D Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	82,827,719	3,048,019	2,542,296

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center,

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman & Chief	President & Acting Chief
Executive Officer,	Compliance Officer
GAMCO Investors, Inc.
Agnes Mullady
Anthony J. Colavita	Treasurer & Secretary
President,
Anthony J. Colavita, P.C.	Carter W. Austin
Vice President &
James P. Conn	Ombudsman
Former Managing Director
& Chief Investment Officer,	Laurissa M. Martire
Financial Security	Vice President &
Assurance Holdings Ltd.	Ombudsman

Mario d’Urso	David I. Schachter
Former Italian Senator	Vice President

Frank J. Fahrenkopf, Jr.	INVESTMENT ADVISER
President & Chief
Executive Officer,	Gabelli Funds, LLC
American Gaming	One Corporate Center
Association	Rye, New York 10580-1422

Michael J. Melarkey	CUSTODIAN
Partner,
Avansino, Melarkey,	State Street Bank and
Knobel, Mulligan &	Trust Company
McKenzie
COUNSEL
Salvatore M. Salibello, CPA
Partner,	Skadden, Arps, Slate,
BDO Seidman, LLP	Meagher & Flom LLP

Edward T. Tokar	TRANSFER AGENT AND
Senior Managing Director,	REGISTRAR
Beacon Trust Company
Computershare Trust
Anthonie C. van Ekris	Company, N.A.
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GDV Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,131 for 2011 and $43,131 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $19,038 for 2011 and $1,500 for 2012. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2011 and $4,200 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

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- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.    Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.    Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue

5.    VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.    Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.    If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.    In the case of a proxy contest, records are maintained for each opposing entity.

9.    Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

8

at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

9

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

11

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

13

•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Mr. Robert D. Leininger, CFA, and Ms. Barbara G. Marcin, CFA, serve as Portfolio Managers of The Gabelli Dividend and Income Trust.

Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Leininger joined GAMCO Investors, Inc. in October 2010 as a Senior Vice President and Portfolio Manager.

Ms. Barbara Marcin joined GAMCO Investors, Inc. in 1999 as a Senior Vice President and Portfolio Manager.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	27	17.2B	7	2.5B
	Other Pooled Investment Vehicles:	15	542.5M	13	534.6M
	Other Accounts:	1,869	14.7B	19	1.6B

2. Barbara G. Marcin	Registered Investment Companies:	3	1.5B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	42	119.3M	0	0

3. Robert D. Leininger	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	74.6M	2	73.1M

4. Kevin V. Dreyer	Registered Investment Companies:	5	3.3.B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	184	477.6M	2	13.1M

5. Jeffrey J. Jonas	Registered Investment Companies:	1	137.2K	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	74.7M	2	73.1M

6. Christopher J. Marangi	Registered Investment Companies:	5	3.8B	1	183.0M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	187	538.6M	2	73.1M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.    As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.    Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.    At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.    A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR BARBARA G. MARCIN

The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Barbara G. Marcin, Robert D Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, Christopher J. Marangi each owned over $1,000,000, $0, $100,001-$500,000, $10,001-$50,000, $10,001-$50,000, and $0, respectively, of shares of the Trust as of December 31, 2012.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A – 3,048,019 Preferred Series D – 2,542,296
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #5 11/01/12 through 11/30/12	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #6 12/01/12 through 12/31/12	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Total	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/11/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/11/2013

* Print the name and title of each signing officer under his or her signature.